UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STELLAR ACQUISITION III INC.

(Name of Registrant as Specified in its Charter)

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STELLAR ACQUISITION III INC.
90 Kifissias Avenue,

Maroussi Athens, Greece

To the Shareholders of Stellar Acquisition III Inc.:

You are cordially invited to attend the 2017 annual meeting of shareholders (the “Annual Meeting”) of Stellar Acquisition III Inc. (the “Company”) to be held on Tuesday November 28, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of shareholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending November 30, 2017; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUM SMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on October 30, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Prokopios (Akis) Tsirigakis	/s/ George Syllantavos
Chairman of the Board of Directors, Co-Chief Executive Officer and President	Co-Chief Executive Officer, Chief Financial Officer and Director

This proxy statement is dated November 3, 2017
and is being mailed with the form of proxy on or shortly after November 7, 2017.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

STELLAR ACQUISITION III INC.
90 Kifissias Avenue,

Maroussi Athens, Greece

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 28, 2017

To the Shareholders of Stellar Acquisition III Inc.:

NOTICE IS HEREBY GIVEN that the 2017 annual meeting of shareholders (the “Annual Meeting”) of Stellar Acquisition III Inc., a company incorporated in the Republic of the Marshall Islands (the “Company”), will be held on Tuesday, November 28th, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of shareholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending November 30, 2017; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record of the Company as of the close of business on October 30, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://stellaracquisition.com/investor-relations/proxy2017.

By Order of the Board,

/s/ Prokopios (Akis) Tsirigakis	/s/ George Syllantavos
Chairman of the Board of Directors and Co-Chief Executive Officer	Co-Chief Executive Officer, Chief Financial Officer and Director

STELLAR ACQUISITION III INC.

90 Kifissias Avenue,

Maroussi Athens, Greece

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS
To be held on Tuesday, November 28, 2017, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Stellar Acquisition III Inc., a Marshall Islands company (the “Company,” “we,” us,” and “our”), for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, November 28, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about November 7, 2017.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended November 30, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2017.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect three directors to serve as Class I directors on the Board of Directors until the 2019 annual meeting of shareholders or until their successors are elected and qualified; and

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending November 30, 2017.

We will also consider any other business that properly comes before the Annual Meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that shareholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of shareholders?

Shareholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on October 30, 2017 are entitled to vote at the Annual Meeting. As of the Record Date, there were 9,010,177 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On October 30, 2017, there were 9,010,177 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 4,505,089 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Prokopios (Akis) Tsirigakis, our Chairman, Co-Chief Executive Officer and President, and George Syllantavos, our Co-Chief Executive Officer, Chief Financial Officer and Director, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Tsirigakis and Mr. Syllantavos to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

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What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present; however, broker non-votes will be counted.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 90 Kifissias Avenue, Maroussi Athens, Greece, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the proposals being placed before our shareholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

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Who are the sponsors of the Company?

References throughout this proxy statement to our “sponsors” are to Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc., each a Marshall Islands company. The sole officer and director of Astra Maritime Corp. and Magellan Investments Corp. is Mr. Prokopios (Akis) Tsirigakis, our Chairman of the Board, Co-Chief Executive Officer and President. The sole officer and director of Firmus Investments Inc. and Dominium Investments Inc. is Mr. George Syllantavos, our co-Chief Executive Officer, Chief Financial Officer, Secretary and Director.

Who can help answer my questions?

You can contact our Co-Chief Executive Officer, Chief Financial Officer and Secretary, George Syllantavos at 30 (210) 876-4858 or by sending a letter to Mr. Syllantavos at the offices of the Company at 90 Kifissias Avenue, Maroussi Athens, Greece with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a shareholder of Stellar Acquisition III Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, November 28, 2017, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Tuesday, November 28, 2017, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect three directors to serve as Class I directors on our Board of Directors until the 2019 annual meeting of shareholders or until their successors are elected and qualified; and

●	To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending November 30, 2017.

Record Date, Voting and Quorum

Our Board fixed the close of business on October 30, 2017, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 9,010,177 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 4,505,089 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

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Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Mr. Tsirgakis, our Chairman, Co-Chief Executive Officer and President and Mr. Syllantavos, our Co-Chief Executive Officer, Chief Financial Officer and Director to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Tsirigakis and Mr. Syllantavos.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

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Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Co-Chief Executive Officer, Chief Financial Officer and Secretary, George Syllantavos, at 30 (210) 876-4858.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Stellar Acquisition III Inc., 90 Kifissias Avenue, Maroussi Athens, Greece) either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Stellar Acquisition III Inc. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither the laws of the Republic of the Marshall Islands nor our amended and restated articles of incorporation provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

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Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Stellar Acquisition III Inc., 90 Kifissias Avenue, Maroussi Athens, Greece. Our telephone number at such address is 30 (210) 876-4858.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
Prokopios (Akis) Tsirigakis	62	Chairman of the Board, co-Chief Executive Officer and President
George Syllantavos	53	co-Chief Executive Officer, Chief Financial Officer, Secretary and Director
Alexandros Argyros	37	Director
Tiziano Paravagna	39	Director
Eleonora (Liona) Bacha	52	Director

Prokopios (Akis) Tsirigakis has served as our Chairman of the Board of Directors, President and co-Chief Executive Officer since December 2015. From May 2011 until October 2013, Mr. Tsirigakis co-founded and served as Chairman and Co-CEO of Nautilus Marine, a special purpose acquisition company that completed an initial public offering on July 16, 2011 and was listed on Nasdaq. Mr. Tsirigakis has served as the CEO of Nautilus Offshore Services Inc., an offshore service vessel owner and the successor of Nautilus Marine, since October 2013 and as a Vice President of Dryships, Inc. (Nasdaq: DRYS), which acquired Nautilus Offshore Services Inc., since December 2015. From May 2005 to November 2007, he co-founded and served as Chairman of the Board, Chief Executive Officer and President of, Star Maritime (AMEX:SEA), a blank check company. From November 2007 until February 2011, he was the President and Chief Executive Officer of, Star Bulk Carriers Corp., a dry-bulk ship-owning company and the successor of Star Maritime. From November 2003 until November 2007, he served as Managing Director of Oceanbulk Maritime S.A., a company that operated and managed dry bulk vessels. From November 1998 to November 2007, Mr. Tsirigakis established and served as the Managing Director of Combine Marine Inc., a company providing ship management services to third parties. From 1991 to 1998, Mr. Tsirigakis was the Vice-President and Technical Director of Konkar Shipping Agencies S.A. of Athens, after having served as Konkar’s Technical Director from 1984 to 1991. From 1981 to 1984, Mr. Tsirigakis was the Technical Manager of Konkar’s affiliate, Arkon Shipping Agencies Inc. of New York. From 2011 to 2015, Mr. Tsirigakis served as a director of Ocean Rig UDW Inc. (Nasdaq: ORIG). Mr. Tsirigakis received his Masters Degree (1979) and B.Sc. in Naval Architecture from The University of Michigan, Ann Arbor, USA. We believe Mr. Tsirigakis is well-qualified to serve as a member of the Board due to his public company experience, business leadership, operational experience, and experience in a prior blank check offering, such as Star Maritime and Nautilus Marine.

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George Syllantavos has served as our co-Chief Executive Officer, Chief Financial Officer, Secretary and Director since December 2015. Mr. Syllantavos co-founded in February 2013, and is Chief Executive Officer of, Nautilus Energy Management Corp. (not affiliated with Nautilus Offshore Services Inc.), a maritime energy services company involved in maritime project business development and ship management focusing on the offshore supply and gas sectors. From September 2009 to December 2016, he was the President, Secretary, Treasurer and sole director of BTHC X, Inc. (OTCBB: BTXI) and has been serving on the company’s board of directors since its merger with iOra Software Ltd.. From May 2011 until February 2013, Mr. Syllantavos co-founded and served as Co-CEO and CFO of Nautilus Marine, a special purpose acquisition company that completed an initial public offering on July 16, 2011 and was listed on Nasdaq. He served as the CFO of Nautilus Offshore Services Inc., an offshore service vessel owner and the successor of Nautilus Marine, from February 2013 until April 2014. From November 2007 to August 2011, he served as Chief Financial Officer, Secretary and Director of Star Bulk Carriers Corp., a dry-bulk ship-owning company. From May 2005 to November 2007, he served as the Chief Financial Officer, Secretary and Director of Star Maritime (AMEX:SEA), its predecessor, which was a blank check company. From May 1999 to December 2007, he was the President and General Manager of Vortex Ltd., an aviation consulting firm specializing in strategic analysis, fleet planning and asset management. From January 1998 to April 1999, he served as a financial advisor to Hellenic Telecommunications Organization S.A., where, on behalf of the Chief Executive Officer, he coordinated and led the company’s listing on the New York Stock Exchange (NYSE:OTE) and where he had responsibilities for the strategic planning and implementation of multiple acquisitions of fixed-line telecommunications companies. Mr. Syllantavos served as a financial and strategic advisor to both the Greek Ministry of Industry & Energy (from June 1995 to May 1996) and the Greek Ministry of Health (from May 1996 to January 1998), where, in 1997 and 1998, he helped structure the equivalent of a US$700 million bond issuance for the payment of outstanding debts to the suppliers of the Greek National Health System. From 1998 to 2004, he served as a member of the Investment Committee of a merchant banking firm, where he reviewed and analyzed many acquisition targets of small or medium sized privately-held manufacturing firms in the U.S. and internationally, of which he assisted in negotiating, structuring and implementing the acquisition of several such firms. Before that, he served for almost 5 years as an aviation consultant specializing in strategic planning and fleet asset management. Mr. Syllantavos has a B.Sc. in Industrial Engineering from Roosevelt University in Chicago and an MBA in Operations Management, International Finance and Transportation Management from the Kellogg Graduate School of Management at Northwestern University (USA). We believe Mr. Syllantavos is well-qualified to serve as a member of the Board due to his public company experience, business leadership, operational experience, and experience in a prior blank check offering, such as Star Maritime and Nautilus Marine.

Alexandros Argyros has served as one of our independent directors since August 2016. Since March 2010, he has been with Axia Ventures Group serving as Managing Director and Head of the firm’s Investment Banking Division. From May 2011 until February 2013, Mr. Argyros served as a Director of Nautilus Marine, a special purpose acquisition company that completed an initial public offering on July 16, 2011 and was listed on Nasdaq. From early 2009 to March 2010, Mr. Argyros was a director of FiliaGroup, a private equity fund focusing on investments in the Environmental and Alternative Energy sectors. Prior to 2009, he spent seven years, from 2002 to 2009 with Morgan Stanley, three years, from June 2002 to August 2005 with the Global Industrials Group in New York and London and four years, from February 2006 to February 2010 with the Southeastern Europe/Greek coverage team focusing mainly on transactions involving companies, both public and private, in the commercial shipping sector. He currently sits, since 2010 on the Board of Directors of Filia Environmental Industries S.A. and FiliaCom S.A., both private companies active in the Environmental and Alternative Energy fields. Alexandros holds a BA. in Economics from Amherst College (USA). We believe Mr. Argyros is well qualified to serve as a member of the Board due to his investment banking experience with Axia, Morgan Stanley and other international financial institutions.

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Tiziano Paravagna has served as one of our independent directors since August 2016. He is Head of Sale and Purchase and Projects department since March 2007 at IFCHOR SA, a major brokerage and advisory company in the maritime industry headquartered in Lausanne, Switzerland. He specializes in putting together large long-period chartering deals of major international charterers and commodity houses, especially Japanese ones, with international ship-owning groups. He created and established the Sale and Purchase and Projects department with offices in Lausanne, Switzerland and Athens, Greece. From 2004 to March 2007, Mr. Paravagna was employed as a Sale & Purchase and Projects broker for Genoa Sea Brokers S.p.A., in Genoa, Italy. Due to the nature of his work, Mr. Paravagna has developed an extensive and valuable network within the energy and transportation sectors. Mr. Paravagna has extensive experience in asset transactions in the energy and transportation sector, while during the last 10 years he has been involved in numerous transactions with an aggregate value exceeding $1.2 billion. Mr. Paravagna holds a Doctorate in Naval Architecture and Engineering from Genoa University (Italy) and was an Erasmus exchange student at Strathclyde University (Glasgow). We believe Mr. Paravagna is well qualified to serve as a member of the Board due to his experience in top management level of one of the most prominent maritime/energy project development and brokering organizations worldwide.

Eleonora (Liona) Bacha has served as one of our independent directors since August 2016. Ms. Bacha founded Hellaschart Ltd. in 2000, where she currently holds the position of Managing Director. Hellaschart is a chartering and brokering company serving charterers, ship owners and terminal operators worldwide. Ms. Bacha was honored with the Lloyds’ List “Shipbroker of the Year 2011” award. Prior to that, since 1990, Ms. Bacha was an executive at Hellastir Shipping Agencies, the exclusive Chartering Partner for Zim Israel Navigation within the Greek market. Ms. Bacha served as secretary of the Greece-Israel Friendship League for 3 years, from 1993 to 1996, while since 1990 she is a member of the Hellenic Shipbrokers Association, where she serves as elected member and vice president of the Board of Directors since March 2015. Since January 2016 she is a member of the W.I.B. (women in business) committee of the Hellenic-American Chamber of Commerce. She is a founding member of the Greek Shipbrokers Shipping Companies Association, a founding member of the Women International Shipping and Trading Association (WISTA), where she served as secretary for 4 years from 1992 to 1996. She is a founding member of the Newbuilding Club, where she served as treasurer from 1988 to 1990 and a member of The Propeller Club of the United States since 1995. Ms. Bacha received her Bachelor in Economics and Political Sciences from Athens University and her Masters in Shipping, Trade and Finance from City University Business School (CASS), London. We believe Ms. Bacha is well qualified to serve as a member of the Board due to her high-level experience in maritime transportation as well as with a multinational organization involved in port and energy facilities infrastructure and development.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Argyros and Paravagna and Ms. Bacha, will expire at this Annual Meeting of shareholders. The term of office of the second class of directors, consisting of Messrs. Tsirigakis and Syllantavos, will expire at the second annual meeting of shareholders.

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Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Both our audit committee and our compensation committee are composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Argyros and Paravagna and Ms. Bacha serve as members of our audit committee. Mr. Argyros serves as chairman of the audit committee. Under NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Argyros and Paravagna and Ms. Bacha are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Argyros qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Messrs. Argyros and Paravagna and Ms. Bacha. Mr. Paravagna serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our co-Chief Executive Officers’ compensation, evaluating their performance in light of such goals and objectives and determining and approving their remuneration (if any) based on such evaluation in executive sessions at which they are not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 90 Kifissias Avenue, Maroussi 15125, Athens, Greece.

Meetings and Attendance

During the fiscal year ended November 30, 2016:

●	the Board held no meeting and acted otherwise by unanimous written consent in lieu of a meeting;

●	2 meetings of the Audit Committee were held; and

●	0 meeting of the Compensation Committee was held.

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Each of our incumbent directors attended or participated in 100% of the meetings of the Board of Directors and the respective committees of which such director is a member held during fiscal year ended November 30, 2016.

We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be the first annual meeting of shareholders of the Company.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Argyros and Paravagna and Ms. Bacha. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

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Submitted by:

Audit Committee of the Board of Directors

Alexandros Argyros

Tiziano Paravagna
Eleonora (Liona) Bacha

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. The Board believes that, at this time, our current leadership structure is the appropriate structure for our company.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended November 30, 2016 there were no delinquent filers.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

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Executive Compensation

None of our executive officers or directors have received any cash (or non-cash) compensation for services rendered to us. Commencing in August 2016, we have paid an affiliate of our executive officers a total of $10,000 per month for office space, utilities and secretarial support. Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 3, 2017 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

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Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Astra Maritime Corp. (2)	423,149	4.7%
Dominion Investments Inc. (2)	500,176	5.6%
Magellan Investments Corp. (3)	443,157	4.9%
Firmus Investments Inc. (3)	460,162	5.1%
Prokopios Tsirigakis (2)	923,325	10.2%
George Sylantavos (2)	903,319	10.0%
Alexandros Argyros	12,740	-
Tiziano Paravanga	9,555	-
Eleonora (Liona) Bacha	9,555	-
Boothbay Absolute Return Strategies LP (4)	811,831	-
All directors and executive officers as a group (5 individuals)	1,858,494	20.6%

(1)	Unless otherwise indicated, the business address of each of the shareholders is 90 Kifissias Avenue, Maroussi 15125, Athens, Greece.

(2)	Mr. Tsirigakis is the sole shareholder of Astra Maritime Corp. and of Dominium Investments Inc. As a result, Mr. Tsirigakis may be deemed to be beneficial owner of any shares deemed to be beneficially owned by Astra Maritime Corp. and by Dominium Investments Inc.

(3)	Mr. Syllantavos is the sole shareholder of Magellan Investments Corp. and of Firmus Investments Inc. As a result, Mr. Syllantavos may be deemed to be beneficial owner of any shares deemed to be beneficially owned by Magellan Investments Inc. and Firmus Investments Inc.

(4)	According to a Schedule 13G filed with the SEC on February 15, 2017, on behalf of Boothbay Absolute Return Strategies LP, a Delaware limited partnership, Boothbay Fund Management, LLC, a Delaware limited liability company, acts as investment manager of Boothbay Absolute Return Strategies LP. Ari Glass is Managing Member of Boothbay Fund Management, LLC. By virtue of these relationships, Boothbay Fund Management, LLC and Mr. Glass may be deemed to have shared voting and dispositive power with respect to the securities owned directly by Boothbay Absolute Return Strategies LP. The business address of this shareholder is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

The table above does not include the shares of common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this proxy statement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our initial shareholders currently own 2,003,403 shares of common stock. 2,300,000 shares were initially purchased by Messrs. Tsirigakis and Syllantavos in January 2016 for an aggregate of $25,000. In January 2016, Messrs. Tsirigakis and Syllantavos collectively transferred an aggregate of 2,099,900 shares to our sponsors and an aggregate of 34,500 shares to our director nominees. In addition, in January 2016, Messrs. Tsirigakis and Syllantavos collectively transferred an aggregate of 165,600 shares to our other initial shareholders. In August 2016, our sponsors returned to us, at no cost, an aggregate of 129,839 founder shares, which we cancelled, leaving an aggregate of 2,170,161 founder shares outstanding. In connection with the partial over-allotment exercise in October 2016, certain of our initial shareholders forfeited an aggregate of 166,758 shares of common stock.

Dominium Investments Inc. and Firmus Investments Inc. have purchased an aggregate of 7,970,488 private placement warrants for a purchase price of $0.50 per warrant in private placements that occurred simultaneously with the closings of our initial public offering (including the over-allotment exercise). Each private placement warrant entitles the holder to purchase one share of our common stock at $11.50 per share. Warrants may be exercised only for a whole number of shares of common stock. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We have entered into an Administrative Services Agreement with Nautilus Energy Management Corp., an affiliate of our executive officers, pursuant to which we pay a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Our sponsors, executive officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates and determines which expenses and the amount of expenses that are to be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Three of our sponsors, Firmus Investments Inc., Astra Maritime Corp. and Magellan Investments Corp., loaned us up to $100,000, $75,000 and $75,000, respectively, or up to $250,000 in the aggregate, to be used for a portion of the expenses of our initial public offering. These loans were repaid upon the closing of our initial public offering out of the $725,000 of offering proceeds that was allocated to the payment of offering expenses.

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In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsors or an affiliate of our sponsors or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account, including interest permitted to be withdrawn, to repay such loaned amounts but no other proceeds from our trust account would be used for such repayment. Up to $2,000,000 of such loans (including any loans made in connection with the extension of the time available for us to consummate our initial business combination) may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. All other terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

 On August 24, 2017, the Company issued unsecured promissory notes (the “Notes”) in the aggregate amount of $303,300 to affiliates of Mr. Prokopios (Akis) Tsirigakis, the Company’s Chairman of the Board, co-Chief Executive Officer and President, and of Mr. George Syllantavos, the Company’s co-Chief Executive Officer, Chief Financial Officer, Secretary and Director (collectively, the “Sponsors”). The Notes bear no interest and are repayable in full upon consummation of the Company’s initial business combination. The Sponsors have the option to convert any unpaid balance of the Notes into warrants exercisable for shares of the Company’s common stock, based on a conversion price of $0.50 per warrant. The terms of any such warrants shall be identical to the terms of the warrants issued pursuant to the private placement that was consummated by the Company in connection with its initial public offering. The Sponsors deposited into the Company’s trust account an aggregate of $303,300 and the Company instructed the trust agent to apply toward the principal held in the trust account $99,236 of interest earned on the funds in the trust account available for withdrawal, representing an aggregate of $402,536, or $0.058 per public share, as described in the prospectus filed by the Company in connection with its initial public offering. As a result, the period of time the Company has to consummate a business combination has been extended by three months to November 24, 2017. Our sponsors have the options to further extend the period for consummating our business combination and intend to extend such period for another three months prior to November 24, 2017.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the founder shares and private placement warrants. The holders of the founder shares and private placement warrants have registration rights to require us to register a sale of any of our securities held by them. These holders will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the costs and expenses of filing any such registration statements.

Our audit committee must review and approve any related person transaction we propose to enter into. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our shareholders. A summary of such policies and procedures is set forth below.

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Any potential related party transaction that is brought to the audit committee’s attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the audit committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the audit committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee’s discussions of the transaction. Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the transaction.

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PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS

PROPOSAL ONE — ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated articles of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Argyros, Paravagna and Ms. Bacha are nominated for election at this Annual Meeting of shareholders, as directors in Class I, to hold office until the annual meeting of shareholders in 2019, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending November 30, 2017. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending November 30, 2017, our Audit Committee intends to reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended November 30, 2016. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from December 8, 2015 (date of inception) to November 30, 2016 totaled approximately $53,500. The aggregate fees of Withum related to audit services in connection with our initial public offering totaled approximately $53,500. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from December 8, 2015 (date of inception) to November 30, 2016, we did not pay Withum any audit-related fees.

Tax Fees. We did not pay Withum any fees for tax return services, planning and tax advice for the period from December 8, 2015 (date of inception) to November 30, 2016.

All Other Fees. We did not pay Withum for any other services for the year ended November 30, 2016.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

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OTHER MATTERS

Submission of Shareholder Proposals for the 2018 Annual Meeting

We anticipate that the 2018 annual meeting of shareholders will be held no later than November 30, 2018. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2018 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 90 Kifissias Avenue, Maroussi Athens, Greece no later than July 10, 2017.

In addition, our bylaws provide notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on or about November 28, 2018, notice of a nomination or proposal must be delivered to us no later than August 30, 2018 and no earlier than July 31, 2017. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 90 Kifissias Avenue, Maroussi, Athens, Greece, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Stellar Acquisition III Inc., 90 Kifissias Avenue, Maroussi Athens, Greece, Attn: Secretary.

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STELLAR ACQUISITION III INC.

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2019 annual meeting of shareholders or until their successors are elected and qualified.

Election of Class I Directors: Alexandros Argyros, Tiziano Paravagna and Eleonora (Liona) Bacha

For All ☐	Withhold All ☐	For All Except* ☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending November 30, 2017.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date , 2017

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

STELLAR ACQUISITION III INC.
90 Kifissias Avenue,

Maroussi Athens, Greece

November 28, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
STELLAR ACQUISITION III INC.

The undersigned hereby appoints Prokopios (Akis) Tsirigakis and George Syllantavos, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Stellar Acquisition III Inc. (the “Company”) held of record by the undersigned at the close of business on October 30, 2017 at the Annual Meeting of Shareholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on November 28, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

STELLAR ACQUISITION III INC.

This Proxy Statement and the 2016 Annual Report on Form 10-K are available at:

http://stellaracquisition.com/investor-relations/proxy2017